Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
Dated as of March 15, 2018
among
PINNACLE FOODS FINANCE LLC,
as the Borrower,
PEAK FINANCE HOLDINGS LLC,
as Holdings,
THE GUARANTORS PARTY HERETO,
BARCLAYS BANK PLC,
as Administrative Agent, Swing Line Lender and L/C Issuer,
BANK OF AMERICA, N.A.,
as L/C Issuer,
and
THE OTHER LENDERS PARTY HERETO
________________

BANK OF AMERICA, N.A., BARCLAYS BANK PLC, CREDIT SUISSE SECURITIES (USA) LLC, GOLDMAN SACHS BANK USA and MORGAN STANLEY SENIOR FUNDING, INC.,
as Joint Lead Arrangers and Joint Bookrunners with respect to the Initial B Term Loans,

BANK OF AMERICA, N.A. and BARCLAYS BANK PLC,
as Joint Lead Arrangers and Joint Bookrunners with respect to the Initial A Term Loans and the Revolving Credit Facility,

BMO HARRIS BANK N.A., CITIBANK, N.A, CITIZENS BANK, N.A., HSBC BANK USA, NATIONAL ASSOCIATION, JPMORGAN CHASE BANK, N.A., MIZUHO BANK, LTD., ROYAL BANK OF CANADA, SUNTRUST BANK, WELLS FARGO BANK, NATIONAL ASSOCIATION, CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, GOLDMAN SACHS BANK USA and MORGAN STANLEY SENIOR FUNDING, INC.,
as Co-Documentation Agents with respect to the Initial A Term Loans and the Revolving Credit Facility

This First Amendment to Third Amended and Restated Credit Agreement (this “Amendment”) is dated as of March 15, 2018 and is entered into by and among Pinnacle Foods Finance LLC, a Delaware limited liability company (the “Borrower’’), Peak Finance Holdings LLC, a Delaware limited liability company (“Holdings”), Barclays Bank PLC (“Barclays”), as Administrative Agent (the “Administrative Agent”), each of the Initial B Term Lenders (as defined below), each of the Revolving Credit Lenders (as defined below), each Swing Line Lender, each L/C Issuer, each of the Initial A Term Lenders (as defined below) and, for purposes of Sections VII and VIII hereof, the Guarantors listed on the signature pages hereto, and is made with reference to that certain Third Amended and Restated Credit Agreement, dated as of February 7, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), by and among the Borrower, Holdings, the Lenders party thereto from time to time and the Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Amended and Restated Credit Agreement (as defined below).
RECITALS
WHEREAS, Bank of America, N.A., Barclays and Credit Suisse Securities (USA) LLC, Goldman Sachs Bank USA and Morgan Stanley Senior Funding, Inc. are acting as joint lead arrangers and joint lead bookrunners (in such capacities, the “Refinancing Arrangers”) in connection with this Amendment;
WHEREAS, the Borrower has requested a new tranche of term loans (the “Initial B Term Loan Facility”) pursuant to and subject to the conditions of Section 2.17 of the Credit Agreement and Section I of this Amendment, which Initial B Term Loan Facility shall consist of term loans (the “Initial B Term Loans”) provided by the Persons listed on Schedule I hereto as an “Initial B Term Lender” (the “Initial B Term Lenders”) in an aggregate principal amount equal to $1,239,380,000.00, and which Initial B Term Loans shall be on the terms set forth in the Amended and Restated Credit Agreement (as defined below);
WHEREAS, the Borrower has requested a new revolving credit facility (the “Revolving Credit Facility”) pursuant to and subject to the conditions of Section 2.17 of the Credit Agreement and Section II of this Amendment, which Revolving Credit Facility shall consist of revolving credit commitments provided by the Persons listed on Schedule I hereto as a “Revolving Credit Lender” (the “Revolving Credit Lenders”) in an aggregate principal amount equal to $300,000,000.00 (the “Revolving Credit Commitments”, and the Loans made thereunder, the “Revolving Credit Loans”) and which Revolving Credit Commitments shall be on the terms set forth in the Amended and Restated Credit Agreement;
WHEREAS, (1) the proceeds of the Initial B Term Loans, together with cash on hand of the Borrower, will be used to repay a portion of the Initial Term Loans outstanding under the Credit Agreement as provided for in Section I of this Amendment and (2)(x) the Borrower’s existing revolving credit facility under the Credit Agreement (the “Existing Revolving Credit Facility”) and the commitments thereunder (the “Existing Revolving Credit Commitments”, and the Loans made thereunder, the “Existing Revolving Credit Loans”) will be terminated and replaced with the Revolving Credit Facility, (y) any revolving loans incurred under the Existing Revolving Credit Facility will be refinanced, or deemed refinanced, with Loans incurred under the Revolving Credit Facility and (z) any letters of credit issued under the Existing Revolving Facility shall be deemed to be issued under the Revolving Credit Facility, in each case as provided for in Section II of this Amendment (collectively, the “Step 1 Refinancing”);
WHEREAS, the Borrower has requested a waiver of, and the Borrower, the Administrative Agent and the Initial B Term Lenders and the Revolving Credit Lenders, constituting the Required Lenders (immediately after the Step 1 Refinancing and immediately prior to the Step 2 Refinancing (as defined below)), have agreed to waive, clauses (ii) and (iii) of Section 2.17(a) of the Credit Agreement with respect to the establishment of the New A Term Loan Facility (the “A Term Loan Waiver”), as provided for in Section III of this Amendment;
WHEREAS, the Borrower has requested a new tranche of term loans (the “Initial A Term Loan Facility”) pursuant to and subject to the conditions of Section 2.17 of the Credit Agreement, as modified by the A Term Loan Waiver, and Section IV of this Amendment, which Initial A Term Loan Facility shall consist of term loans (the “Initial A Term Loans”) provided by the Persons listed on Schedule I hereto as an “Initial A Term Lender” (the “Initial A Term Lenders”) in an aggregate principal amount equal to $800,000,000.00, and which Initial A Term Loans shall be on the terms set forth in the Amended and Restated Credit Agreement (as defined below);
WHEREAS, the proceeds of the Initial A Term Loans will be used to repay the remaining Initial Term Loans outstanding under the Credit Agreement (the “Step 2 Refinancing” and, together with the Step 1 Refinancing, the “2018 Refinancing”) immediately after the Step 1 Refinancing and immediately prior to the Step 2 Refinancing as provided for in Section IV of this Amendment;
WHEREAS, the Borrower has requested certain further amendments to the Credit Agreement as more specifically set forth in the Amended and Restated Credit Agreement;
WHEREAS, the Borrower, Holdings, the Administrative Agent, each Initial B Term Lender, each Revolving Credit Lender, each Swing Line Lender, each L/C Issuer and each Initial A Term Lender (in each case, immediately after the 2018 Refinancing and immediately prior to the Amendment and Restatement) have agreed to amend and restate the Credit Agreement in the form of the Fourth Amended and Restated Credit Agreement attached hereto as Exhibit A (the “Amended and Restated Credit Agreement”); and
WHEREAS, each party that executes and delivers a signature page to this Amendment, including the signature page of each Person consenting to be an Initial B Term Lender, a Revolving Credit Lender and/or an Initial A Term Lender in accordance with the provisions of Sections I, II and IV, respectively, of this Amendment, will be deemed upon the Effective Date to have agreed to the terms of the Amended and Restated Credit Agreement;
NOW, THEREFORE, in consideration of the premises and the mutual agreements, provisions and covenants herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

SECTION I.	INITIAL B TERM LOANS
A. The Borrower confirms and agrees that (i) it has requested an additional tranche of term loans, to be referred to in the Amended and Restated Credit Agreement as “Initial B Term Loans”, in a total aggregate principal amount of $1,239,380,000.00 pursuant to and on the terms set forth in Section 2.17 of the Credit Agreement and herein (the “Initial B Term Loan Borrowing”), (ii) prior to the Effective Date, the Borrower has delivered to the Administrative Agent a timely Committed Loan Notice with respect to the Initial B Term Loan Borrowing and (iii) on the Effective Date, the Borrower will borrow (and hereby requests the funding of) the full amount of Initial B Term Loans from the Initial B Term Lenders. Amounts paid or prepaid in respect of Initial B Term Loans may not be reborrowed.
B. Each Initial B Term Lender confirms and agrees that, on the Effective Date, it shall make available to the Borrower (including in the manner contemplated by that certain Cashless Settlement of Existing Term Loans letter dated March 15, 2018, by and among the Borrower, Bank of America, N.A. and the Administrative Agent) Initial B Term Loans in the aggregate principal amount set forth opposite its name on Schedule I hereto.
C. The Initial B Term Lenders and each Loan Party that is a party hereto agree that effective on and at all times after the Effective Date, the Initial B Term Lenders will be bound by all obligations, and entitled to all the benefits of, a Lender under the Amended and Restated Credit Agreement in respect of their respective Initial B Term Loans set forth on Schedule I to this Amendment. No Initial B Term Lender ever is or ever shall be in any respect responsible or liable for any obligation of any other Lender under the Amended and Restated Credit Agreement (immediately after the Amendment and Restatement).
D. Immediately upon the provision of the Initial B Term Loans to the Borrower by the Initial B Term Lenders, the Borrower shall apply the aggregate proceeds of the Initial B Term Loans (together with cash on hand of the Borrower) to prepay in full $1,439,380,000.00 of the outstanding principal amount of Initial Term Loans, together with outstanding and accrued interest thereon and fees and other amounts related thereto payable under the Credit Agreement. The repayment of existing Initial Term Loans with the proceeds of the Initial B Term Loans and cash on hand of the Borrower contemplated hereby constitutes a voluntary prepayment of the Initial Term Loans by the Borrower pursuant to Section 2.05(a) of the Credit Agreement.

SECTION II.	REVOLVING CREDIT FACILITY
A. The Borrower confirms and agrees that it has requested a new revolving credit facility, which shall consist of commitments to be referred to in the Amended and Restated Credit Agreement as “Revolving Credit Commitments” (with the loans made thereunder to be referred to in the Amended and Restated Credit Agreement as “Revolving Credit Loans”), from the Revolving Credit Lenders in a total aggregate principal amount of $300,000,000.00 pursuant to and on the terms set forth in Section 2.17 of the Credit Agreement and herein.
B. Each Revolving Credit Lender confirms and agrees that, on the Effective Date, its Revolving Credit Commitment in the aggregate principal amount set forth opposite its name on Schedule I hereto shall become effective and, from time to time on and after the Effective Date, it will fund Revolving Credit Loans in accordance with the provisions of the Amended and Restated Credit Agreement.
C. The Revolving Credit Lenders and each Loan Party that is a party hereto agree that effective on and at all times after the Effective Date, the Revolving Credit Lenders will be bound by all obligations of, and entitled to all the benefits of, a Lender under the Amended and Restated Credit Agreement in respect of their respective Revolving Credit Commitments. Except as expressly set forth in the Amended and Restated Credit Agreement, no Revolving Credit Lender ever is or ever shall be in any respect responsible or liable for any obligation of any other Lender under the Amended and Restated Credit Agreement.
D. Immediately after the effectiveness of the Revolving Credit Commitments, the Existing Revolving Credit Facility and the Existing Revolving Credit Commitments thereunder will be terminated and the Borrower shall repay in full all outstanding Existing Revolving Credit Loans (if any) of the Borrower, which repayment may be funded with Revolving Credit Loans. Any letters of credit issued under the Existing Revolving Credit Facility shall be deemed to be issued under the Revolving Credit Facility. The Borrower shall pay any outstanding and accrued interest and fees and other amounts related thereto payable under the Credit Agreement.

SECTION III.	A TERM LOAN WAIVER
Immediately after the effectiveness of the Step 1 Refinancing as set forth in Sections I and II of this Amendment, in accordance with Section 10.01 of the Credit Agreement, the Borrower, the

Administrative Agent and the Initial B Term Lenders and the Revolving Credit Lenders (in each case, immediately after the Step 1 Refinancing and immediately prior to the Step 2 Refinancing), constituting the Required Lenders, hereby waive clauses (ii) and (iii) of Section 2.17(a) of the Credit Agreement with respect to the establishment of the New A Term Loan Facility.

SECTION IV.	INITIAL A TERM LOANS
A. The Borrower confirms and agrees that (i) it has requested an additional tranche of term loans, to be referred to in the Amended and Restated Credit Agreement as “Initial A Term Loans”, in a total aggregate principal amount of $800,000,000.00 from the Initial A Term Lenders pursuant to and on the terms set forth in Section 2.17 of the Credit Agreement, as amended by the A Term Loan Waiver, and herein (the “Initial A Term Loan Borrowing”), (ii) prior to the Effective Date, the Borrower has delivered to the Administrative Agent a timely Committed Loan Notice with respect to the Initial A Term Loan Borrowing and (iii) on the Effective Date, the Borrower will borrow (and hereby requests the funding of) the full amount of Initial A Term Loans from the Initial A Term Lenders. Amounts paid or prepaid in respect of Initial A Term Loans may not be reborrowed.
B. Each Initial A Term Lender confirms and agrees that, on the Effective Date, it shall fund to the Borrower Initial A Term Loans in the aggregate principal amount set forth opposite its name on Schedule I hereto.
C. The Initial A Term Lenders and each Loan Party that is a party hereto agree that effective on and at all times after the Effective Date, the Initial A Term Lenders will be bound by all obligations, and entitled to all the benefits of, a Lender under the Amended and Restated Credit Agreement in respect of their respective Initial A Term Loans set forth on Schedule I to this Amendment. No Initial A Term Lender ever is or ever shall be in any respect responsible or liable for any obligation of any other Lender under the Amended and Restated Credit Agreement.
D. Immediately upon the funding of the Initial A Term Loans to the Borrower by the Initial A Term Lenders, the Borrower shall apply the aggregate proceeds of the Initial A Term Loans (together with cash on hand of the Borrower) to prepay in full all the remaining outstanding principal amount of Initial Term Loans after the Step 1 Refinancing, together with all outstanding and accrued interest thereon and fees and other amounts related thereto payable under the Credit Agreement. The repayment of existing Initial Term Loans with the proceeds of the Initial A Term Loans contemplated hereby constitutes a voluntary prepayment of the Initial Term Loans by the Borrower pursuant to Section 2.05(a) of the Credit Agreement.

SECTION V.	AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT
The parties hereto agree that, immediately after the 2018 Refinancing, the Credit Agreement shall be amended such that on the Effective Date, the terms set forth in the Amended and Restated Credit Agreement attached hereto as Exhibit A shall replace the terms of the Credit Agreement in its entirety (the “Amendment and Restatement” and, together with the 2018 Refinancing, the “Transactions”).

SECTION VI.	CONDITIONS TO EFFECTIVENESS
This Amendment shall become effective (with the effectiveness of the Transactions provided for in Sections I, II, III, IV and V hereof becoming effective and being completed in the sequence provided for in such Sections) on the date (the “Effective Date”) upon which the following conditions precedent are satisfied:
A. Execution. The Administrative Agent shall have (i) executed this Amendment and (ii) received a counterpart signature page of this Amendment duly executed by (a) each of the Loan

Parties, (b) each Initial B Term Lender, (c) each Revolving Credit Lender, (d) each L/C Issuer, (e) each Swing Line Lender and (f) each Initial A Term Lender.
B. Committed Loan Notice. The Administrative Agent shall have received a Committed Loan Notice executed by the Borrower relating to (i) the Initial B Term Loan Borrowing and (ii) the Initial A Term Loan Borrowing.
C. Notice of Prepayment. The Borrower shall have delivered a fully executed notice of prepayment of all of the Initial Term Loans and Revolving Credit Loans (if any) outstanding immediately prior to the 2018 Refinancing at least three Business Days prior to the Effective Date pursuant to Section 2.05(a) of the Credit Agreement.
D. Notice of Termination. The Borrower shall have delivered a fully executed notice of termination of the Existing Revolving Credit Commitments at least three Business Days prior to the Effective Date pursuant to Section 2.06(a) of the Credit Agreement.
E. Opinion of Counsel to Loan Parties. The Administrative Agent shall have received an executed copy of a written opinion of Cravath, Swaine & Moore LLP, counsel for the Loan Parties, addressed to the Administrative Agent and the Lenders party to the Amended and Restated Credit Agreement, dated as of the Effective Date, in form and substance reasonably satisfactory to the Administrative Agent.
F. No Default or Event of Default. No event has occurred and is continuing or will result from the Transactions that would constitute a Default or an Event of Default.
G. Representations and Warranties. Each of the representations and warranties contained in Section VII below shall be true and correct in all material respects; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.
H. PATRIOT Act.    The Administrative Agent shall have received at least three Business Days prior to the Effective Date all documentation and other information required by regulatory authorities with respect to the Borrower under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act, that has been reasonably requested by the Administrative Agent at least five Business Days in advance of the Effective Date.
I. Flood Determinations. The Administrative Agent shall have obtained with respect to each Mortgaged Property a completed “Life-of-Loan” Federal Emergency Management Agency Standard Flood Hazard Determination (together with a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower and the applicable Loan Party relating thereto).
J. Fees and Expenses. The Administrative Agent and the Refinancing Arrangers shall have received all fees and other amounts due and payable on or prior to the Effective Date (including any upfront fees on the Initial B Term Loan Facility or the Initial A Term Loan Facility, which, in each case, may take the form of original issue discount, and any amounts payable under Section 3.05 of the Credit Agreement), including, to the extent invoiced at least one Business Day prior to the Effective Date, reimbursement or other payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower in connection with this Amendment or under any other Loan Document (including all reasonable fees, charges and disbursements of Latham & Watkins LLP, counsel to the Administrative Agent and the Refinancing Arrangers, incurred in connection with this Amendment).
K. Other Documents.  The Administrative Agent shall have received customary corporate documents (including resolutions and good standing certificates) and certificates (including officer’s and secretary’s certificates and a certificate from the chief financial officer of the Borrower with respect to the solvency (on a consolidated basis) of Parent and its subsidiaries) each in form and substance reasonably satisfactory to the Administrative Agent.

SECTION VII.	REPRESENTATIONS AND WARRANTIES
In order to induce the Initial B Term Lenders, the Revolving Credit Lenders and the Initial A Lenders to extend credit to the Borrower in the form of Initial B Term Loans, Revolving Credit Commitments and Initial A Term Loans and to induce the Administrative Agent, each Initial B Term Lender, each Revolving Credit Lender, each Swing Line Lender, each L/C Issuer and each Initial A Term Lender to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each Loan Party which is a party hereto represents and warrants to each of the parties hereto that the following statements are true and correct in all material respects:
A. Corporate Power and Authority; Binding Obligations. Each Loan Party which is party hereto has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and to perform its obligations under, this Amendment and under the Amended and Restated Credit Agreement and the other Loan Documents to which it is a party. This Amendment has been duly authorized, executed and delivered by each Loan Party party hereto, and this Amendment and the Amended and Restated Credit Agreement each constitutes a legal, valid and binding obligation of each such Loan Party, to the extent party thereto, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by Debtor Relief Laws and by general principles of equity.
B. Incorporation of Representations and Warranties from the Credit Agreement. The representations and warranties contained in Article V of the Amended and Restated Credit Agreement are and will be true and correct in all material respects on and as of the Effective Date, after giving effect to the Transactions; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date; provided, further that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates.
C. PATRIOT Act. To the extent applicable, each Loan Party and each Subsidiary of each Loan Party is in compliance, in all material respects, with (i) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (ii) the PATRIOT Act. No part of the proceeds of the Loans will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

SECTION VIII.	ACKNOWLEDGMENT AND CONSENT
As of the Effective Date, each Guarantor hereby acknowledges that it has reviewed the terms and provisions of this Amendment and the Amended and Restated Credit Agreement and consents to the amendment and amendment and restatement of the Credit Agreement effected pursuant to this Amendment, and acknowledges and agrees that, upon the effectiveness of the Transactions, the Initial B Term Lenders, the Revolving Credit Lenders and the Initial A Term Lenders (including both existing lenders under the Credit Agreement and additional Lenders) are “Lenders” and “Secured Parties” for all purposes under the Loan Documents to which such Guarantor is a party. As of the Effective Date, the Borrower and each Guarantor hereby confirms that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents the payment and performance of all “Obligations” under each of the Loan Documents to which it is a party (in each case as such terms are defined in the applicable Loan Document (as amended hereby)).
As of the Effective Date, the Borrower and each Guarantor acknowledge and agree that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment and the Amended and Restated Credit Agreement.
As of the Effective Date, each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendment and amendment and restatement of the Credit Agreement effected pursuant to this Amendment and (ii) nothing in this Amendment, the Amended and Restated Credit Agreement or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendment to, or amendment and restatement of, the Amended and Restated Credit Agreement.

SECTION IX.	WAIVER
Each Lender hereby waives the right to the payment of any breakage, loss or expense under Section 3.05 (Funding Losses) of the Credit Agreement with respect to any of its Loans under the Credit Agreement that are being repaid in connection with the 2018 Refinancing.

SECTION X.	MISCELLANEOUS
A. Initial A Term Loan Borrowings on the Effective Date. The parties hereto acknowledge and agree that the provisions of Section 2.02(g) of the Amended and Restated Credit Agreement shall apply with like effect with respect to any Initial A Term Loans funded by a Refinancing Arranger on the Effective Date as if each reference to “Administrative Agent” were a reference to the term “Refinancing Arranger” as defined in this Amendment.
B. Reference to and Effect on the Credit Agreement and the Other Loan Documents.
(i) On and after the Amendment and Restatement, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended and Restated Credit Agreement.
(ii) Except as specifically amended by this Amendment, the Amended and Restated Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii) The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents. This Amendment and the Amended and Restated Credit Agreement do not constitute a novation or termination of the Indebtedness and Obligations existing under the Credit Agreement (except for the payment of all Initial Term Loans and Existing Revolving Credit Loans (if any) outstanding immediately prior to the Effective Date under the Credit Agreement pursuant to Sections I, II and IV hereunder, which Initial Term Loans and Existing Revolving Credit Loans are being refinanced in accordance with this Amendment, and the termination of all Existing Revolving Credit Commitments under the Credit Agreement pursuant to and in accordance with Section II hereunder).
C. Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.
D. Integration, Governing Law and Waiver of Jury Trial. The provisions of Sections 10.12 (Integration), 10.16 (Governing Law) and 10.17 (Waiver of Right to Trial by Jury) of the Amended and Restated Credit Agreement shall apply with like effect to this Amendment. This Amendment is a Loan Document as defined in the Amended and Restated Credit Agreement.
E. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic method of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. The Administrative Agent may also require that any such documents and signatures delivered by telecopier or other electronic method be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier or other electronic method.
F. Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
G. Post-Effective Requirements.
(a)    Within 60 days after the Effective Date (or such later date acceptable to the Administrative Agent in its sole discretion in writing), the Borrower shall deliver to the Administrative Agent either:
(i) (x) confirmation from local counsel in each jurisdiction where a Mortgaged Property is located, in form and substance reasonably satisfactory to the Administrative Agent, to the effect that the recording of the existing Mortgage is the only filing or recording necessary to give constructive notice to third parties of the lien created by such Mortgage as security for the Obligations (as defined in each Mortgage), including the amendment of the Obligations contemplated hereby, for the benefit of the Secured Parties and no other documents, instruments, filings, recording, re-recordings, re-filings or other actions, including, without limitation, the payment of any mortgage recording taxes or similar taxes, are necessary or appropriate under applicable law in order to maintain the continued enforceability, validity or priority of the lien created by such Mortgage as security for the Obligations, including the Obligations evidenced by this Agreement and the other documents executed in connection therewith, for the benefit of the Secured Parties and (y) title searches with respect to each Mortgaged Property in form and substance reasonably satisfactory to the Administrative Agent; or
(ii) Mortgage amendments reflecting the amendment of the Obligations contemplated hereby (the “Mortgage Amendments”) or new mortgages reflecting the Obligations contemplated hereby, each in form and substance reasonably satisfactory to the Administrative Agent, with respect to each Mortgaged Property, each duly executed and delivered by an authorized officer of each party thereto and in form suitable for filing and recording in all filing or recording offices that the Administrative Agent may deem necessary or desirable.
(A)In connection with any Mortgage Amendment delivered pursuant to this clause (ii), date-down, modification, so-called “non-impairment” or other endorsements reasonably satisfactory to the Administrative Agent with respect to the applicable title insurance policy delivered in connection with each Mortgage, and in connection with any new mortgages delivered pursuant to this clause (ii), new title insurance policies each in form and substance reasonably satisfactory to Administrative Agent.
(B)Legal opinions relating to the amendments to the Mortgages or new mortgages, as applicable, described in this clause (ii), which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.
(C)Evidence that the reasonable fees, costs and expenses have been paid, to the extent invoiced, in connection with the preparation, execution, filing and recordation of the items delivered pursuant to this paragraph (F), including, without limitation, reasonable attorneys’ fees, title insurance premiums, filing and recording fees, title insurance company coordination fees, documentary stamp, mortgage and intangible taxes and title search charges and other charges incurred in connection herewith.
[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:	PINNACLE FOODS FINANCE LLC

By: /s/ Craig D. Steeneck
Name: Craig D. Steeneck
Title: Executive Vice President &
Chief Financial Officer

GUARANTORS :	PINNACLE FOODS INC.

By: /s/ Craig D. Steeneck
Name: Craig D. Steeneck
Title: Executive Vice President &
Chief Financial Officer

PEAK FINANCE HOLDINGS LLC

By: /s/ Craig D. Steeneck
Name: Craig D. Steeneck
Title: Executive Vice President &
Chief Financial Officer

PINNACLE FOODS FINANCE CORP.

By: /s/ Craig D. Steeneck
Name: Craig D. Steeneck
Title: Executive Vice President &
Chief Financial Officer

PINNACLE FOODS GROUP LLC

By: /s/ Craig D. Steeneck
Name: Craig D. Steeneck
Title: Executive Vice President &
Chief Financial Officer

PINNACLE FOODS INTERNATIONAL CORP.

By: /s/ Craig D. Steeneck
Name: Craig D. Steeneck
Title: Executive Vice President &
Chief Financial Officer

BIRDS EYE FOODS, INC.

By: /s/ Craig D. Steeneck
Name: Craig D. Steeneck
Title: Executive Vice President &
Chief Financial Officer

AVIAN HOLDINGS LLC

By: /s/ Craig D. Steeneck
Name: Craig D. Steeneck
Title: Executive Vice President &
Chief Financial Officer

BIRDS EYE FOODS LLC

By: /s/ Craig D. Steeneck
Name: Craig D. Steeneck
Title: Executive Vice President &
Chief Financial Officer

KENNEDY ENDEAVORS, INCORPORATED

By: /s/ Craig D. Steeneck
Name: Craig D. Steeneck
Title: Executive Vice President &
Chief Financial Officer

SEASONAL EMPLOYERS, INC.

By: /s/ Craig D. Steeneck
Name: Craig D. Steeneck
Title: Executive Vice President &
Chief Financial Officer

GLK HOLDINGS, INC.

By: /s/ Craig D. Steeneck
Name: Craig D. Steeneck
Title: Executive Vice President &
Chief Financial Officer

GLK, LLC

By: /s/ Craig D. Steeneck
Name: Craig D. Steeneck
Title: Executive Vice President &
Chief Financial Officer

PINNACLE FOODS FORT MADISON LLC

By: /s/ Craig D. Steeneck
Name: Craig D. Steeneck
Title: Executive Vice President &
Chief Financial Officer

BOULDER BRANDS, INC.

By: /s/ Craig D. Steeneck
Name: Craig D. Steeneck
Title: Vice President

BOULDER BRANDS USA, INC.

By: /s/ Jessica A. Morgan
Name: Jessica A. Morgan
Title: Vice President &
Assistant Secretary

BARCLAYS BANK PLC,
as Administrative Agent, Revolving Credit Lender, Swing Line Lender, L/C Issuer and Initial A Term Lender

By: /s/ Ritam Bhalla ____________________________
Name: Ritam Bhalla
Title: Director

Lender Notice Address:

___________________
___________________
___________________

Attn: _______________
Telephone: __________
Facsimile: ___________

BANK OF AMERICA, N.A.
as Initial B Term Lender, Revolving Credit Lender, L/C Issuer and Initial A Term Lender

By: /s/ Aashish Dhakad ___________________________
Name: Aashish Dhakad
Title: Managing Director

Lender Notice Address:

Bank of America, N.A.
101 S. Tryon St. - 14th Floor
Charlotte, NC 28255

Attn: Primary Servicing
Telephone: 704 387 1028
Facsimile: 704 719 8815

INITIAL A TERM LENDER SIGNATURE PAGE FOR THE FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
By its execution and delivery of this signature page, the Initial A Term Lender named below hereby consents to the Amendment.
AgFirst Farm Credit Bank:

By:        /s/ Matthew H. Jeffords
Name:    Matthew H. Jeffords
Title:    Vice President

Lender Notice Address:

AgFirst Farm Credit Bank
1901 Main Street
Columbia, SC 29201

Attn: Steven J. O’Shea
Telephone: 803-753-2212
Facsimile: 803-254-4219

INITIAL A TERM LENDER SIGNATURE PAGE FOR THE FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
By its execution and delivery of this signature page, the Initial A Term Lender named below hereby consents to the Amendment.
Name of Initial A Term Lender:
The Bank of East Asia, Limited, New York Branch

By:        /s/ James Hua
Name:    James Hua
Title:    SVP

For any Initial A Term Lender requiring a second signature block:

By:        /s/ Kitty Sin
Name:    Kitty Sin
Title:    SVP

Lender Notice Address:

Attn:
Telephone:
Facsimile:

INITIAL A TERM LENDER SIGNATURE PAGE FOR THE FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
By its execution and delivery of this signature page, the Initial A Term Lender named below hereby consents to the Amendment.
BMO Harris Bank, N.A.

By:        /s/ Marc Maslanka
Name:    Marc Maslanka
Title:    Vice President

Lender Notice Address:

115 S. LaSalle,
Chicago, IL 60603

Attn: Ellen Dancer
Telephone: 312-461-2587
Facsimile: 312-461-5955

REVOLVING CREDIT LENDER SIGNATURE PAGE FOR THE FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
By its execution and delivery of this signature page, the Revolving Credit Lender named below hereby consents to the Amendment.
BMO Harris Bank, N.A.

By:        /s/ Marc Maslanka
Name:    Marc Maslanka
Title:    Vice President

Lender Notice Address:

115 S. LaSalle,
Chicago, IL 60603

Attn: Ellen Dancer
Telephone: 312-461-2587
Facsimile: 312-461-5955

INITIAL A TERM LENDER SIGNATURE PAGE FOR THE FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
By its execution and delivery of this signature page, the Initial A Term Lender named below hereby consents to the Amendment.
Name of Initial A Term Lender:
Bank of China, New York Branch

By:        /s/ Raymond Qiao
Name:    Raymond Qiao
Title:    Managing Director

For any Initial A Term Lender requiring a second signature block:

By:
Name:
Title:

Lender Notice Address:

Attn:
Telephone:
Facsimile:

INITIAL A TERM LENDER SIGNATURE PAGE FOR THE FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
By its execution and delivery of this signature page, the Initial A Term Lender named below hereby consents to the Amendment.
Name of Initial A Term Lender: CATHAY BANK

By:        /s/ Nancy A. Moore
Name:    Nancy A. Moore
Title:    Senior Vice President

For any Initial A Term Lender requiring a second signature block:

By:    N/A
Name:
Title:

Lender Notice Address:

Attn:
Telephone:
Facsimile:

INITIAL A TERM LENDER SIGNATURE PAGE FOR THE FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
By its execution and delivery of this signature page, the Initial A Term Lender named below hereby consents to the Amendment.
CIT Bank, N.A.

By:        /s/ Terence Sullivan
Name:    Terence Sullivan
Title:    Managing Director

For any Initial A Term Lender requiring a second signature block:

By:
Name:
Title:

Lender Notice Address:

Attn:
Telephone:
Facsimile:

REVOLVING CREDIT LENDER SIGNATURE PAGE FOR THE FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
By its execution and delivery of this signature page, the Revolving Credit Lender named below hereby consents to the Amendment.
Name of Revolving Credit Lender: Citibank, N.A.

By:        /s/ Anita Philip
Name:    Anita Philip
Title:    Vice President

For any Revolving Credit Lender requiring a second signature block:

By:
Name:
Title:

Lender Notice Address:

388 Greenwich St, 34th FL
New York, NY 10013

Attn: Tom Vajda
Telephone: (212) 816-0103
Facsimile: (646) 291 5366

INITIAL A TERM LENDER SIGNATURE PAGE FOR THE FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
By its execution and delivery of this signature page, the Initial A Term Lender named below hereby consents to the Amendment.
Name of Initial A Term Lender: Citibank, N.A.

By:        /s/ Anita Philp
Name:    Anita Philp
Title:    Vice President

For any Initial A Term Lender requiring a second signature block:

By:
Name:
Title:

Lender Notice Address:

388 Greenwich St, 34th FL
New York, NY 10013

Attn: Tom Vajda
Telephone: (212) 816-0103
Facsimile: (646) 291-5366

REVOLVING CREDIT LENDER SIGNATURE PAGE FOR THE FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
By its execution and delivery of this signature page, the Revolving Credit Lender named below hereby consents to the Amendment.
Citizens Bank,N.A

By:        /s/ Angela Reilly
Angela Reilly
Senior Vice President

Lender Notice Address:
Citizens Bank, N.A.
20 Cabot Road
Medford, MA 02155
Attn: Laura Ferraz/Angela Ravida

Telephone: 761-655-4107/781-655-4392
Facsimile: 855-457-1554

INITIAL A TERM LENDER SIGNATURE PAGE FOR THE FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
By its execution and delivery of this signature page, the Initial A Term Lender named below hereby consents to the Amendment.
Citizens Bank, N.A

By:        /s/ Angela Reilly
Angela Reilly
Senior Vice President

Lender Notice Address:

Citizens Bank, N.A.
20 Cabot Road
Medford,MA 02155
Attn: Laura Ferraz/Angela Ravida

Telephone: 761-655-4107/781-655-4392
Facsimile: 855-457-1554

INITIAL A TERM LENDER SIGNATURE PAGE FOR THE FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
By its execution and delivery of this signature page, the Initial A Term Lender named below hereby consents to the Amendment.
CITY NATIONAL BANK:

By:        /s/ Christopher Clegg
Name:    Christopher Clegg
Title:    Vice President

Lender Notice Address:

150 California Street, 13th floor
San Francisco, CA 94111

Attn: Account Manager, Food & Beverage

INITIAL A TERM LENDER SIGNATURE PAGE FOR THE FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
By its execution and delivery of this signature page, the Initial A Term Lender named below hereby consents to the Amendment.
CoBank, ACB

By:        /s/ Robert Prickett
Name:    Robert Prickett
Title:    Vice President

Lender Notice Address:

CoBank, ACB
6340 S. Fiddlers Green Circle
Greenwood Village, CO 80111

Attn: Kelly Purtell
Telephone: (303) 694-5845
Email: cobankloanaccounting@cobank.com

INITIAL A TERM LENDER SIGNATURE PAGE FOR THE FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
By its execution and delivery of this signature page, the Initial A Term Lender named below hereby consents to the Amendment.
Name of Initial A Term Lender: Compeer Financial, PCA

By:        /s/ Daniel J. Best
Name:    Daniel J. Best
Title:    Director, Capital Markets

For any Initial A Term Lender requiring a second signature block:

By:
Name:
Title:

Lender Notice Address:

1560 Wall Street
Suite 221
Naperville, IL 60563

Attn: CMG
Telephone: 630-527-6426
Facsimile: 630-527-9459

REVOLVING CREDIT LENDER SIGNATURE PAGE FOR THE FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
By its execution and delivery of this signature page, the Revolving Credit Lender named below hereby consents to the Amendment.
Name of Revolving Credit Lender:
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:        /s/ Judith E. Smith
Name:    Judith E. Smith
Title:    Authorized Signatory

By:        /s/ Brady Bingham
Name:    Brady Bingham
Title:    Authorized Signatory

Lender Notice Address:

7033 Louis Stephens Drive
PO Box: 110047
Research Triangle Park, NC 27709

Attn: Elzbieta Kalinowska-Boberek
Email: elzbieta.kalinowska-boberek@credit-suisse.com
Facsimile: 1 866 469 3871

INITIAL A TERM LENDER SIGNATURE PAGE FOR THE FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
By its execution and delivery of this signature page, the Initial A Term Lender named below hereby consents to the Amendment.
Farm Credit Bank of Texas:

By:        /s/ Ria Estrada
Name:    Ria Estrada
Title:    Vice President

For any Initial A Term Lender requiring a second signature block:

By:
Name:
Title:

Lender Notice Address:

4801 Plaza on the Lake Drive
Austin, TX 78746

Attn: Alan Robinson
Telephone: 512-465-0627
Facsimile: 512-465-1832

INITIAL A TERM LENDER SIGNATURE PAGE FOR THE FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
By its execution and delivery of this signature page, the Initial A Term Lender named below hereby consents to the Amendment.

FCS Commercial Finance Group, for AgCountry Farm Credit Services, FLCA:

By:        /s/ Erik Knight
Name:    Erik Knight
Title:    Assistant Vice President

Lender Notice Address:

600 Highway 169 S
Suite 850
Minneapolis, MN 55426

Attn: Lisa Caswell
Telephone: 952-428-7944
Facsimile: 952-513-9956

INITIAL A TERM LENDER SIGNATURE PAGE FOR THE FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
By its execution and delivery of this signature page, the Initial A Term Lender named below hereby consents to the Amendment.
FIRST HAWAIIAN BANK:

By:        /s/ Stephen Agnew-Miller
Name:    Stephen Agnew-Miller
Title:    Corporate Banking Officer

Lender Notice Address:

First Hawaiian Bank
999 Bishop St., 11th Floor
Honolulu, HI 96813

Attn: Stephen Agnew-Miller
Telephone: (808) 525-5003
Facsimile: (808) 525-6200

INITIAL A TERM LENDER SIGNATURE PAGE FOR THE FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
By its execution and delivery of this signature page, the Initial A Term Lender named below hereby consents to the Amendment.
Name of Initial A Term Lender: Fifth Third Bank

By:        /s/ Janice Baughman
Name:    Janice Baughman
Title:    Vice President

For any Initial A Term Lender requiring a second signature block:

By:
Name:
Title:

Lender Notice Address:

Fifth Third Bank
38 Fountain Square Plaza MD 109047
Cincinnati, OH 45263

Attn: Janice Baughman
Telephone: (513) 534-0190
Facsimile: (513) 534-0875

INITIAL A TERM LENDER SIGNATURE PAGE FOR THE FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
By its execution and delivery of this signature page, the Initial A Term Lender named below hereby consents to the Amendment.
FIRST MIDWEST BANK

By:        /s/ Michael Trunck
Michael Trunck
Senior Vice President

Lender Notice Address:

First Midwest Bank
Attn: Michael Trunck
520 N Cass Ave
Westmont, IL 60559
Tele: 630-725-5294
Fax 630-725-1030

INITIAL A TERM LENDER SIGNATURE PAGE FOR THE FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
By its execution and delivery of this signature page, the Initial A Term Lender named below hereby consents to the Amendment.
GreenStone Farm Credit Services, FLCA:

By:        /s/ Shane Prichard
Name:    Shane Prichard
Title:    Lending Officer

Lender Notice Address:

3515 West Road
East Lansing, MI 48823

Attn: Amber Schultz
Telephone: 517-324-0211
Facsimile: 517-318-1240

REVOLVING CREDIT LENDER SIGNATURE PAGE FOR THE FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
By its execution and delivery of this signature page, the Revolving Credit Lender named below hereby consents to the Amendment.
GOLDMAN SACHS BANK USA:

By:        /s/ Annie Carr
Name:    Annie Carr
Title:    Authorized Signatory

Lender Notice Address:

Goldman, Sachs & Co.
30 Hudson Street, 4th Floor
Jersey City, NJ 07302

Attn: Thierry C. LeJouan
Telephone: 212-934-3921
Facsimile: 917-977-3966

REVOLVING CREDIT LENDER SIGNATURE PAGE FOR THE FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
By its execution and delivery of this signature page, the Revolving Credit Lender named below hereby consents to the Amendment.
HSBC BANK USA, NATIONAL ASSOCIATION:

By:        /s/ Robert J. Levins #21435
Name:    Robert J. Levins
Title:    Vice President

Lender Notice Address:

452 Fifth Avenue
Fourth Floor
New York, NY, 10018

Attn: Robert Levins
Telephone: 212-525-8732

INITIAL A TERM LENDER SIGNATURE PAGE FOR THE FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
By its execution and delivery of this signature page, the Initial A Term Lender named below hereby consents to the Amendment.
HSBC BANK USA, NATIONAL ASSOCIATION:

By:        Robert J. Levins #21435
Name:    Robert J. Levins
Title:    Vice President

Lender Notice Address:

452 Fifth Avenue
Fourth Floor
New York, NY, 10018

Attn: Robert Levins
Telephone: 212-525-8732

INITIAL A TERM LENDER SIGNATURE PAGE FOR THE FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
By its execution and delivery of this signature page, the Initial A Term Lender named below hereby consents to the Amendment.
ING Capital LLC, Lender:

By:        /s/ Bill Redmond
Name:    Bill Redmond
Title:    MD

For any Initial A Term Lender requiring a second signature block:

By:        /s/ Jeff Geisbauer
Name:    Jeff Geisbauer
Title:    Director

Lender Notice Address:

ING Capital LLC
1133 Ave of Americas
New York, NY 10036

Attn: Lynne Boisrond
Telephone: (646) 424-8048
Facsimile: (646) 424-8251

REVOLVING CREDIT LENDER SIGNATURE PAGE FOR THE FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
By its execution and delivery of this signature page, the Revolving Credit Lender named below hereby consents to the Amendment.
JPMorgan Chase Bank, N.A.

By:        /s/ Deborah R. Winkler
Name:    Deborah R. Winkler
Title:    Executive Director

For any Revolving Credit Lender requiring a second signature block:

By:
Name:
Title:

Lender Notice Address:

JPMorgan Chase Bank, N.A.
10 S Dearborn St L2
Chicago, IL, 60603
Attn: CIS Chicago Non-Agented Servicing Team
Email: CB-NAST@TLS.LDSProd.com
Facsimile: 214-307-6874

INITIAL A TERM LENDER SIGNATURE PAGE FOR THE FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
By its execution and delivery of this signature page, the Initial A Term Lender named below hereby consents to the Amendment.
JPMorgan Chase Bank, N.A.

By:        /s/ Deborah R. Winkler
Name:    Deborah R. Winkler
Title:    Executive Director

For any Initial A Term Lender requiring a second signature block:

By:
Name:
Title:

Lender Notice Address:

JPMorgan Chase Bank, N.A.
10 S Dearborn St L2
Chicago. IL 60603
Attn: CLS Chicago Non-Agented Servicing Team
Email: CB-NAST@TLS.LDSProd.com
Facsimile: 214-307-6874

INITIAL A TERM LENDER SIGNATURE PAGE FOR THE FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
By its execution and delivery of this signature page, the Initial A Term Lender named below hereby consents to the Amendment.
Land Bank of Taiwan, New York Branch:

By:        /s/ Arthur Chen
Name:    Arthur Chen
Title:    General Manager

Lender Notice Address:

100 Wall Street, 14th Floor, New York, NY 10005, U.S.A

Attn: Arthur Chen
Telephone: 917-542-0211
Facsimile: 917-542-0288

INITIAL A TERM LENDER SIGNATURE PAGE FOR THE FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
By its execution and delivery of this signature page, the Initial A Term Lender named below hereby consents to the Amendment.
Name of Initial A Term Lender:
Mega International Commercial Bank Co., Ltd.,
Chicago Branch
By:        /s/ Hung-Hui Chen
Name:    Hung-Hui Chen
Title:    VP & General Manager

Lender Notice Address:

2 North LaSalle Street
Suite 1803,
Chicago, IL 60602

Attn: John Wu
Telephone: 312-782-9900
Facsimile: 312-782-2402

INITIAL A TERM LENDER SIGNATURE PAGE FOR THE FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
By its execution and delivery of this signature page, the Initial A Term Lender named below hereby consents to the Amendment.
Name of Initial A Term Lender: MidFirst Bank

By:        /s/ Sherlyn Nelson
Name:    Sherlyn Nelson
Title:    Director

Lender Notice Address:

MidFirst Bank
21 N. River Lane, Suite 2100
Geneva, IL 60134

Attn: Sherlyn Nelson
Telephone: (630) 715-2505
Facsimile: (405) 858-3621

REVOLVING CREDIT LENDER SIGNATURE PAGE FOR THE FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
By its execution and delivery of this signature page, the Revolving Credit Lender named below hereby consents to the Amendment.
Name of Revolving Credit Lender:
Mizuho Bank, Ltd.

By:        /s/ James Fayen
Name:    Mr. James Fayen
Title:    Managing Director

Lender Notice Address:

Mizuho Band Ltd
1800 Plaza Ten, Harborside Financial Center
Jersey City, NJ 07311

Attn: Hyunsook (Sophia) Hwang or Dina Kalnitsky
Telephone: 201-626-9416 / 9414
Facsimile: 201-626-9941

INITIAL A TERM LENDER SIGNATURE PAGE FOR THE FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
By its execution and delivery of this signature page, the Initial A Term Lender named below hereby consents to the Amendment.
Name of Initial A Term Lender:
Mizuho Bank, Ltd.

By:        /s/ James Fayen
Name:    Mr. James Fayen
Title:    Managing Director

Lender Notice Address:

Mizuho Bank Ltd
1800 Plaza Ten, Harborside Financial Center
Jersey City, NJ 07311

Attn: Hyunsook (Sophia) Hwang or Dina Kalnitsky
Telephone: 201-626-9416 / 9414
Facsimile: 201-626-9941

REVOLVING CREDIT LENDER SIGNATURE PAGE FOR THE FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
By its execution and delivery of this signature page, the Revolving Credit Lender named below hereby consents to the Amendment.
MORGAN STANLEY BANK, N.A.:

By:        /s/ Michael King
Name:    Michael King
Title:    Authorized Signatory

Lender Notice Address:

Morgan Stanley Loan Servicing
1300 Thames Street Wharf, 4th Floor
Baltimore, MD 21231

Attn: Morgan Stanley Loan Servicing
Telephone: 443-627-4355
Facsimile: 718-233-2140

INITIAL A TERM LENDER SIGNATURE PAGE FOR THE FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
By its execution and delivery of this signature page, the Initial A Term Lender named below hereby consents to the Amendment.
People’s United Bank, National Association

By:        /s/ James Riley
Name:    James Riley
Title:    Senior Vice President

Lender Notice Address:

Lender Notice Address:

Participations Loan Servicing

People’s United Bank, N.A.

850 Main Street

Bridgeport, CT 06604

Attn: PINNACLE FOODS FINANCE LLC

Facsimile: 844-220-8647

Email: ParticipationsServicingApeoples.com

REVOLVING CREDIT LENDER SIGNATURE PAGE FOR THE FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
By its execution and delivery of this signature page, the Revolving Credit Lender named below hereby consents to the Amendment.
People’s United Bank, National Asociation:

By:        /s/ James Riley
Name:    James Riley
Title:    Senior Vice President

Lender Notice Address:

Participations Loan Servicing

People’s United Bank, N.A.

850 Main Street

Bridgeport, CT 06604

Attn: PINNACLE FOODS FINANCE LLC

Facsimile: 844-220-8647

Email: ParticipationsServicing@peoples.com

INITIAL A TERM LENDER SIGNATURE PAGE FOR THE FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
By its execution and delivery of this signature page, the Initial A Term Lender named below hereby consents to the Amendment.
RAYMOND JAMES BANK, N.A.:

By:        /s/ Daniel Gendron
Name:    Daniel Gendron
Title:    Vice President

For any Initial A Term Lender requiring a second signature block:

By:
Name:
Title:

Lender Notice Address:

710 Carillon Parkway
St. Petersburg, FL 33716

Attn: Cory Castillo
Telephone: (727) 567-3027
Facsimile: (866) 205-1396

REVOLVING CREDIT LENDER SIGNATURE PAGE FOR THE FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
By its execution and delivery of this signature page, the Revolving Credit Lender named below hereby consents to the Amendment.
Name of Revolving Credit Lender:
ROYAL BANK OF CANADA

By:        /s/ Julia Ivanova
Name:    Julia Ivanova
Title:    Authorized Signatory

Lender Notice Address:

Royal Bank of Canada - Global Loans Admin
Brookfield Place
200 Vesey Street
New York, NY 10281

Attn: Global Loans Admin
Telephone: 416-955-6679
Facsimile: 212-428-2372

INITIAL A TERM LENDER SIGNATURE PAGE FOR THE FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
By its execution and delivery of this signature page, the Initial A Term Lender named below hereby consents to the Amendment.
Name of Initial A Term Lender: ROYAL BANK OF CANADA

By:        /s/ Julia Ivanova
Name:    Julia Ivanova
Title:    Authorized Signatory

Lender Notice Address:

Royal Bank of Canada - Global Loans Admin
Brookfield Place
200 Vesey Street
New York, NY 10281

Attn: Global Loans Admin
Telephone: 416-955-6679
Facsimile: 212-428-2372

REVOLVING CREDIT LENDER SIGNATURE PAGE FOR THE FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
By its execution and delivery of this signature page, the Revolving Credit Lender named below hereby consents to the Amendment.
SunTrust Bank:

By:        /s/ Jason Crowley
Name:    Jason Crowley
Title:    Vice President

For any Revolving Credit Lender requiring a second signature block:

By:
Name:
Title:

Lender Notice Address:

Attn:
Telephone:
Facsimile:

INITIAL A TERM LENDER SIGNATURE PAGE FOR THE FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
By its execution and delivery of this signature page, the Initial A Term Lender named below hereby consents to the Amendment.
SunTrust Bank

By:        /s/ Jason Crowley
Name:    Jason Crowley
Title:    Vice President

For any Initial A Term Lender requiring a second signature block:

By:
Name:
Title:

Lender Notice Address:

Attn:
Telephone:
Facsimile:

INITIAL A TERM LENDER SIGNATURE PAGE FOR THE FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
By its execution and delivery of this signature page, the Initial A Term Lender named below hereby consents to the Amendment.
Name of Initial A Tenn Lender: TD BANK, N.A.

By:        /s/ Alan Garson
Name:    Alan Garson
Title:    Senior Vice President

Lender Notice Address:

TD Bank, N.A.
200 State Street, 10th Floor
Boston, MA 02109

Attn: Alan Garson
Telephone: 617.310.0946
Facsimile: 617.737.8057

INITIAL A TERM LENDER SIGNATURE PAGE FOR THE FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
By its execution and delivery of this signature page, the Initial A Term Lender named below hereby consents to the Amendment.
Wells Fago Bank, National Association

By:        /s/ Peter Kiedrowski
Name:    Peter Kiedrowski
Title:    Director

Lender Notice Address:

Wells Fargo Bank, National Association
90 South 7th St.
Minneapolis, MN 55402

Attn: Peter Kiedrowski
Telephone: 612-667-9904
Facsimile: 612-667-6932

REVOLVING CREDIT LENDER SIGNATURE PAGE FOR THE FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
By its execution and delivery of this signature page, the Revolving Credit Lender named below hereby consents to the Amendment.
Wells Fargo Bank, National Association:

By:        /s/ Peter Kiedrowski
Name:    Peter Kiedrowski
Title:    Director

Lender Notice Address:

Wells Fargo Bank, National Association
90 South 7th St.
Minneapolis, MN 55402

Attn: Peter Kiedrowski
Telephone: 612-667-9904
Facsimile: 612-667-6932

Schedule I

Initial B Term Loans

Initial B Term Lender	Initial B Term Loans	Percentage of Initial B Term Loans
Bank of America, N.A.	$1,239,380,000.00 Subject to the provisions of the Cashless Settlement of Existing Term Loans letter dated March 15, 2018, by and among the Borrower, Bank of America, N.A. and the Administrative Agent.	100%
TOTAL	$1,239,380,000.00	100%

Revolving Credit Commitments

Revolving Credit Lender	Revolving Credit Commitment	Percentage of Revolving Credit Commitment
Bank of America, N.A.	$27,500,000.00	9.17%
Barclays Bank PLC	$25,000,000.00	8.33%
Credit Suisse AG, Cayman Islands Branch	$23,250,000.00	7.75%
Goldman Sachs Bank USA	$23,250,000.00	7.75%
Morgan Stanley Bank, N.A.	$23,250,000.00	7.75%
BMO Harris Bank N.A.	$18,600,000.00	6.20%
Citibank, N.A.	$18,600,000.00	6.20%
Citizens Bank, N.A.	$18,600,000.00	6.20%
HSBC Bank USA, National Association	$18,600,000.00	6.20%
JPMorgan Chase Bank, N.A.	$18,600,000.00	6.20%
Mizuho Bank, Ltd.	$18,600,000.00	6.20%
Royal Bank of Canada	$18,600,000.00	6.20%
SunTrust Bank	$18,600,000.00	6.20%
Wells Fargo Bank, National Association	$18,600,000.00	6.20%
People’s United Bank, N.A.	$10,350,000.00	3.45%
TOTAL	$300,000,000.00	100%

Initial A Term Loans

Initial A Term Lender	Initial A Term Loans	Percentage of Initial A Term Loans
Bank of America, N.A.	$62,500,000.00	7.81%
Barclays Bank PLC	$50,000,000.00	6.25%
BMO Harris Bank N.A.	$41,400,000.00	5.18%
Citibank, N.A.	$41,400,000.00	5.18%
HSBC Bank USA, National Association	$41,400,000.00	5.18%
Mizuho Bank, Ltd.	$41,400,000.00	5.18%
Citizens Bank, N.A.	$41,400,000.00	5.18%
Royal Bank of Canada	$41,400,000.00	5.18%
JPMorgan Chase Bank, N.A.	$41,400,000.00	5.18%
Wells Fargo Bank, National Association	$41,400,000.00	5.18%
SunTrust Bank	$41,400,000.00	5.18%
ING Capital LLC	$30,000,000.00	3.75%
TD Bank, N.A.	$30,000,000.00	3.75%
Compeer Financial, PCA	$27,500,000.00	3.44%
Bank of China, New York Branch	$27,000,000.00	3.38%
People’s United Bank, N.A.	$24,650,000.00	3.08%
Raymond James Bank, N.A.	$22,000,000.00	2.75%
The Bank of East Asia, Ltd., New York Branch	$17,000,000.00	2.13%
CIT Bank, N.A.	$17,000,000.00	2.13%
Agfirst Farm Credit Bank	$15,000,000.00	1.88%
City National Bank	$15,000,000.00	1.88%
CoBank, ACB	$15,000,000.00	1.88%
FCS Commercial Finance Group, for AgCountry Farm Credit Services, FLCA	$12,500,000.00	1.56%
Farm Credit Bank of Texas	$10,000,000.00	1.25%
First Hawaiian Bank	$9,000,000.00	1.13%
First Midwest Bank	$9,000,000.00	1.13%
Land Bank of Taiwan, New York Branch	$8,000,000.00	1.00%
GreenStone Farm Credit Services, FLCA	$7,500,000.00	0.94%
MidFirst Bank	$6,750,000.00	0.84%
Fifth Third Bank	$6,000,000.00	0.75%
Cathay Bank	$4,000,000.00	0.50%
Mega International Commercial Bank Co., Ltd., Chicago Branch	$2,000,000.00	0.25%
TOTAL	800,000,000	100%

| NY\5751748.2||
Exhibit A

Amended and Restated Credit Agreement

See attached.